NON-CONTROLLING INTERESTS	12 Months Ended
Dec. 31, 2024
NON-CONTROLLING INTERESTS
NON-CONTROLLING INTERESTS

9. NON-CONTROLLING INTERESTS

In July 2021, the Group’s major operational subsidiary Xinjiang Daqo completed its IPO in China and started trading on the Shanghai Stock Exchange’s Sci-Tech Innovation Board. The IPO raised net proceeds of approximately $935.0 million, of which, $344.3 million was recorded in non-controlling interest and $590.7 million was recorded in additional paid-in capital. Following the IPO, the Company holds approximately a total ownership of 80.7% of Xinjiang Daqo, directly and indirectly. Xinjiang Daqo’s non-controlling interests’ ownership of the subsidiary changed from 4.40% to 19.30% due to the IPO.

In June 2022, Xinjiang Daqo completed its follow-on private offering in China. The offering raised net proceeds of $1.63 billion, of which, $742.8 million was recorded in the non-controlling interest and $878.8 million was recorded in the additional paid in capital. Following the private offering, the Company holds approximately a total ownership of 72.68% of Xinjiang Daqo, directly and indirectly. The non-controlling interests’ ownership of the subsidiary changed to 27.32% due to the private offering.

In September 2023, 7,541,500 PRC stock options (Note 10) were exercised by its employees. In 2023, Xinjiang Daqo repurchased 7,555,655 shares for a total of RMB 259.9 million under its share repurchase program.

In 2024, Xinjiang Daqo repurchased 10,293,488 shares for a total of RMB 314.8 million under its share repurchase program. In November 2024, 268,009 PRC stock options (Note 10) were exercised by its employees.

As a result of the share repurchase and exercise of stock options by employees, the non-controlling interests’ ownership has changed to 27.23% as of December 31, 2024.

The following schedule shows the effects of changes in the Company’s ownership interest in less than wholly owned subsidiaries on equity attributable to Daqo New Energy Corp. shareholders:

	Year ended December 31,
	2022	2023	2024
Net income (loss) attributable to Daqo New Energy Corp. shareholders	$1,819,801	$429,545	$(345,215)
Transfers from (to) the non-controlling interests:
Decrease in the Company’s paid-in capital from acquisition of non-controlling interest	(386)	—	—
Increase in the Company’s paid-in capital from subsidiary’s offering of its equity interests to third parties (including exercise of stock options)	878,768	5,401	196
(Decrease) increase in the Company’s paid-in capital from repurchase of shares by subsidiary	—	(26,281)	382
Net transfers from (to) non-controlling interests	878,382	(20,880)	578
Change from net income attributable to Daqo New Energy Corp. shareholders and transfers from (to) non-controlling interests	2,698,183	408,665	(344,637)